Second Quarter 2018   Investor Presentation   August 1, 2018

Forward-Looking Statements   This presentation includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,”   “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial   and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events   anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition   of the combined companies or the price of Annaly Capital Management, Inc. (“Annaly”) or MTGE Investment Corp. (“MTGE”) stock. These forward-looking statements   involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such   forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction on a timely basis or at all and the satisfaction of   the conditions precedent to consummation of the proposed transaction, including at least a majority of MTGE’s common shares being validly tendered into the exchange   offer; that required regulatory approvals for the proposed transaction may not be obtained in a timely manner, if at all; business disruption following the merger; and the   other risks and important factors contained and identified in Annaly’s and MTGE’s filings with the Securities and Exchange Commission (“SEC”), such as their respective   Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The   forward-looking statements included in this presentation are made only as of the date hereof. Annaly undertakes no obligation to update the forward-looking statements   to reflect subsequent events or circumstances, except as required by law.   Additional Information and Where to Find It   This presentation is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the exchange   offer materials that Annaly and its merger subsidiary have filed with the SEC. Annaly and its merger subsidiary have filed a tender offer statement on Schedule TO,   Annaly has filed a registration statement on Form S-4, and MTGE has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the   exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER   EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CONTAIN IMPORTANT INFORMATION. MTGE   STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF   MTGE SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Offer to Exchange, the related   Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement, are available to all holders of MTGE common   stock at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov.   Additional copies may be obtained for free by contacting Annaly’s Investor Relations department at 1-888-8Annaly (1-888-826-6259).   In addition to the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement,   Annaly and MTGE file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by   Annaly and MTGE at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the   public reference room. Annaly’s and MTGE’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website   maintained by the SEC at http://www.sec.gov.   Non-GAAP Financial Measures   This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium   amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating   our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting   principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative   analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP   financial measures.   Safe Harbor Notice   1

Overview

Annaly Is a Leading Diversified Capital Manager   3   Agency Residential Credit Commercial Real Estate Middle Market Lending   Strategy   Countercyclical /   Defensive   Cyclical / Growth Cyclical / Growth Non-Cyclical / Defensive   Levered Returns(4)   9% – 11% 9% – 12% 8% – 11% 9% – 12%   Assets(1) | Capital(2)   $95.4bn | $9.3bn $2.9bn | $1.3bn $2.3bn | $1.1bn $1.3bn | $1.1bn   Sector Rank(3)   #1/5 #7/17 #4/12 #12/45   The Annaly Agency Group   invests in Agency MBS   collateralized by   residential mortgages   which are guaranteed by   Fannie Mae, Freddie Mac   or Ginnie Mae   The Annaly Residential   Credit Group invests in   Non-Agency residential   mortgage assets within the   securitized product and   whole loan markets   The Annaly Commercial   Real Estate Group   originates and invests in   commercial mortgage   loans, securities, and other   commercial real estate debt   and equity investments   The Annaly Middle   Market Lending Group   provides financing to   private equity backed   middle market businesses   across the capital structure   Source: Bloomberg and Company filings. Market data as of July 30, 2018. Financial data as of June 30, 2018.   1. Agency assets include to be announced (“TBA”) purchase contracts (market value) and mortgage servicing rights (“MSRs”). Residential Credit and Annaly Commercial Real Estate (“ACREG”) assets include only the economic interest of consolidated variable interest entities (“VIEs”).   2. Dedicated capital includes TBA purchase contracts, excludes non-portfolio related activity and varies from total stockholders’ equity.   3. Sector rank compares Annaly dedicated capital in each of its four investment groups as of June 30, 2018 (adjusted for P/B as of July 30, 2018) to the market capitalization of the companies in each respective comparative sector as of July 30, 2018. Comparative sectors used for Agency, ACREG   and Residential Credit ranking are their respective sector within the Bloomberg Mortgage REIT Index (“BBREMTG”) as of July 30, 2018. Comparative sector used for Annaly Middle Market Lending Group (“AMML”) ranking is the S&P BDC Index. Rankings for Agency and Residential Credit   are pro forma for the pending acquisition of MTGE by Annaly (announced on May 2, 2018) and the completed acquisition of CYS by Two Harbors (closed on July 31, 2018).   4. Levered return assumptions are for illustrative purposes only and attempt to represent current market asset returns and financing terms for prospective investments of the same, or of a substantially similar, nature in each respective group.

Second Quarter 2018 Financial Highlights   4   Earnings &   Book Value   Investment   Portfolio   Financing &   Hedging   Earnings per Share Dividend per Share Net Interest Margin (ex. PAA)*   Book Value Per Share   $0.49 | $0.30   $0.30   $10.35   Capital Allocation(3)   Dividend Yield(1)   11.66%   Core   (ex. PAA)*GAAP   Unencumbered Assets(4) Total Hedge Portfolio Average Cost of Funds(6)Economic Leverage   $7.5bn   54% of total equity   value   $83.1bn   Includes $64bn of   swaps, $3bn of   swaptions and   $16bn of futures   Hedge Ratio(5)   $101.8bn   Total Portfolio(2)   $13.8bn   Total Stockholders’ Equity   Allocation to Credit   Source: Company filings. Financial data as of June 30, 2018, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix.   1. Based on annualized Q2 2018 dividend and a closing price of $10.29 on June 29, 2018.   2. Agency assets include TBA purchase contracts (market value) and MSRs. Residential Credit and ACREG assets include only the economic interest of consolidated VIEs.   3. Dedicated capital includes TBA purchase contracts, excludes non-portfolio related activity and varies from total stockholders’ equity.   4. “Unencumbered assets” are representative of Annaly’s excess liquidity and are defined as assets that haven’t been pledged or securitized (including cash & cash equivalents, Agency MBS, CRT, Non-Agency MBS, Residential mortgage loans, MSRs, CRE debt and preferred equity and corporate debt).   5. Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and TBA notional outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the   hedge ratio does not take into consideration differences in duration between assets and liabilities.   6. Includes GAAP interest expense and the net interest component of interest rate swaps.   6.5x   6.4x   Q1 2018 Q2 2018   26%   28%   Q1 2018 Q2 2018   94% 95%   Q1 2018 Q2 2018   1.52%   1.56%   Q1 2018 Q2 2018   1.90% 1.89%   Q1 2018 Q2 2018   Agency   72%   Resi Credit   11%   ACREG   8%   AMML   9%   Credit   28%

Annaly’s Acquisition of MTGE Investment Corp.   5   Note: Market data and economics as of April 30, 2018, the date which the transaction was priced.   1. Includes Annaly’s $872mm acquisition of CreXus Investment Corp. (closed May 24, 2013), $1,498mm acquisition of Hatteras Financial Corp. (closed July 12, 2016) and pending $900mm acquisition of MTGE Investment Corp. (announced May 2, 2018).   2. Based on valuation at signing of the merger agreement on May 2, 2018.   3. Core earnings is a non-GAAP financial measure and excludes PAA.    On May 2, 2018, Annaly Capital Management Inc. and MTGE   Investment Corp. (“MTGE”) announced that they entered into a   definitive merger agreement    MTGE shareholders are expected to receive total consideration   estimated at $19.65 per share(2)   – MTGE shareholders to have a cash /stock election with an   aggregate transaction consideration that consists of 50%   Annaly shares and 50% cash(2)   – Consideration represents a ~12% premium to MTGE’s 60-day   VWAP prior to transaction announcement    Closing of the transaction is currently expected in Q3 2018   $900 million Acquisition of   May 2, 2018   Transaction Overview    Mutually beneficial to shareholders of both companies    Enhances scale and diversification of Annaly’s investment   platform    Accretive to Annaly’s core earnings(3) per share and aligns with   Annaly’s current risk profile and capital allocation strategy    Provides immediate and tangible cost efficiencies to shareholders    Reinforces Annaly’s stature as a market leader and industry   consolidator    Leverages Annaly’s best-in-class operating platform   Key Transaction Highlights   Represents Annaly’s 3rd acquisition since 2013 for   a total of $3.3bn(1)   Further solidifies Annaly as a leading diversified   capital manager with over $14bn of capital pro   forma for the transaction

Investment Highlights

Annaly’s diversification, scale and liquidity coupled with an established investment platform,   provide a unique opportunity in today’s markets   Annaly Advantages   ~23x the market capitalization of the median mREIT(1)(2)Size & Scale   Diversification   37 available investment options is nearly 3x more than Annaly   had in 2013(3) and over 4x more than the current mREIT   average(1)(2)   Annaly operates at significantly lower expense levels than   other yield sectors; 2x more efficient than mREIT average(1)Efficiency of the Model   Annaly’s total return of 77% since diversification strategy   began(3) is 16% and 19% higher than the S&P 500 and mREIT   sector(1), respectively   Performance   Three transformational acquisitions since 2013, with   combined deal value of ~$3.3bn(5)Disciplined Consolidator   7   Source: Bloomberg, SNL Financial and Company filings. Note: Market data as of July 30, 2018. Financial data as of June 30, 2018.   1. Representative of the BBREMTG Index.   2. Pro forma for the pending acquisition of MTGE by Annaly (announced on May 2, 2018) and the completed acquisition of CYS by Two Harbors (closed on July 31, 2018).   3. Data shown since December 31, 2013, which marks the beginning of Annaly’s diversification efforts, through June 30, 2018 or most recent period available.   4. “Unencumbered assets” are representative of Annaly’s excess liquidity and are defined as assets that have not been pledged or securitized (including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, Residential mortgage loans, MSRs,   CRE debt and preferred equity and corporate debt).   5. Includes Annaly’s $872mm acquisition of CreXus Investment Corp. (closed May 24, 2013), $1,498mm acquisition of Hatteras Financial Corp. (closed July 12, 2016) and pending $900mm acquisition of MTGE Investment Corp. (announced May 2, 2018).   Annaly utilizes a multitude of funding sources and has over   $7.5bn of unencumbered assets(4)Liquidity & Financing   2 new Independent Directors added to the Board in 2018 and 4   new Independent Directors added over the past 5 years   Enhanced Corporate Governance

Annaly Advantages | Scale, Efficiency and Diversification   8   Source: Bloomberg, Company filings.   Note: Market data as of July 30, 2018. Financial data as of June 30, 2018 unless otherwise noted. mREIT peers represent the BBREMTG Index.   1. Pro forma for the pending acquisition of MTGE by Annaly (announced on May 2, 2018) and the completed acquisition of CYS by Two Harbors (closed on July 31, 2018).   2. Represents Annaly's average operating expense as a percentage of average equity compared to the BBREMTG Index as of March 31, 2018 annualized. Operating expense is defined as: (i) for internally-managed peers, the sum of compensation and   benefits, general and administrative expenses (“G&A”) and other operating expenses, and (ii) for externally-managed peers, the sum of net management fees, compensation and benefits (if any), G&A and other operating expenses.   3. Based on publicly available information in mREIT peers’ most recent quarterly filings.   Scale(1)   Annaly continues to grow and further establish itself as a market leader while operating more efficiently and   providing more investment options than any other mREIT peer   Market Cap ($bn)   ~23x the market cap of the median   mREIT peer   Efficiency(2)   OpEx as % of Average Equity   2x more efficient than mREIT peers   Diversification(1)(3)   Over 4x more investment options when   compared to the mREIT average   37   9   0   5   10   15   20   25   30   35   40   NLY mREIT Peers   1.8%   3.3%   0.0%   0.5%   1.0%   1.5%   2.0%   2.5%   3.0%   3.5%   NLY mREIT Peers   TBU   $12.9   $0.5   $0.0   $2.0   $4.0   $6.0   $8.0   $10.0   $12.0   $14.0   NLY mREIT Peers   (# of investment options)

During Q2 2018, Annaly continued to enhance funding capabilities and drive capital efficiency   Annaly Advantages | Liquidity and Financing Optimization   9   Repo /   Secured   Financing   Deep Access &   Increased   Counterparties   Whole Loan   Financing   Funding   Advantage &   Diversification   Q2 2018    Agreed to fund acquisition of MTGE with cash on hand, a result of prior prudent   capital raises and strong repo balances   Q1 2018    Priced preferred equity offering with record low coupon of 6.50%(3) and, coupled   with redemptions of higher coupon preferred issues, reduced cost of capital by   27bps   Preferred &   Common   Capital   Capital   Optimization   Hedging   Opportunistic   Repositioning   Q2 2018    Maintained higher hedge ratio – currently at 95% (vs. 94% as of Q1 2018)    Swaps portfolio remains in a net receive position(4)   Q1 2018    Reallocated Eurodollar hedges into front-end swaps    Additional swaps were added during Q1 2018   Source: Company filings.   1. FICC defined as Fixed Income Clearing Corporation.   2. Refers to FHLB membership ending February 2021.   3. Within non-rated preferred equity market. Inclusive of all U.S. domiciled non-rated preferred equity offering.   4. Net receive position refers to the difference between weighted average pay rate on swaps and weighted average receive rate on swaps whereby the receive rate is greater than the pay rate.    Significant funding advantage through FHLB financing(2)    1 of 6 mREITs with access to FHLB funding(2)   Q2 2018    Commenced structuring on 2nd securitization which subsequently closed in Q3 2018   Q1 2018    Achieved diversification and market-based savings through debut securitization    Fixed-Rate term funding    Arcola (formerly known as “RCap”) – Proprietary in-house broker dealer provides   beneficial access to FICC market(1)   Q2 2018    Continued to add direct repo relationships to diversify our FICC exposure    Reduced certain secured facilities funding costs

Differentiated Scale   and Liquidity   Diversified Capital   Allocation   Proven Capabilities Across   Asset Classes   Compelling ROEs with   Moderate Leverage   Annaly Advantages | Proven Track Record as a Disciplined Consolidator   Announcement Date   Size(1)   4/11/2016 5/2/2018   $1,498mm $900mm   Highlights   Increased Diversification     Accretive to Earnings(2)     Improved Operating   Efficiency and Scale     Enhanced Investment   Opportunities     Demonstrated Ability To   Successfully Execute     Annaly’s Proven Value Proposition   Annaly is an industry leading acquirer   1/31/2013   $872mm                  10   Source: Company filings.   1. Represents total transaction value to target’s public shareholders.   2. Refers to core earnings which is a non-GAAP financial measure and excludes PAA.   Acquires

Annaly strategically manages all aspects of the business to position the Company to achieve sustainable,   long-term performance and value creation   Annaly Advantages | Human Capital, Governance and Engagement   Human Capital    One of Annaly’s greatest assets and differentiators is its people,   dedicated to generating long-term return for shareholders    96% of Annaly employees feel Annaly is committed to   exceeding shareholder expectations(1)    Dedicated support staff of 90+ professionals provides best-in-   class risk management, technology, legal, finance and business   development functions    125+ new hires since 2014   Ownership Culture    Annaly’s management team and senior-level employees are all   Annaly shareholders – no senior member of the management   team has ever sold stock    100% of employees subject to Stock Ownership Guidelines have   either met, or within the applicable timeframe are expected to   meet, the guidelines    In 2017, Annaly’s CEO voluntarily committed to increase stock   ownership to $15mm by 2020; other members of senior   management also voluntarily increased future ownership    100% of NEO-owned stock has been purchased in the open   market rather than granted by the Company   Governance and Social Responsibility    Recent enhancements include    2 new Independent Board members in 2018    Increased percentage of women on Board to 36%    Refreshment of certain Committee memberships and   chairmanships and added a new Public Responsibility   Committee    Annual Board, Committee and individual Director Self-   Evaluations    Recognized in the 2018 Bloomberg Gender Equality Index    Reflects Annaly’s commitment to creating a gender equal   workplace   Shareholder Engagement    Annaly takes pride in its extensive investor outreach efforts and   is committed to transparency and continued engagement    Outreach to 92% of Top 50 institutional investors over the   past 12 months    Annaly enhanced disclosure in its 2018 proxy statement   regarding operating efficiencies of the diversified model, the   parameters and makeup of the Manager’s executive pay   program and corporate governance practices    Annaly’s institutional ownership has increased by over 30%   with over 300 new shareholders since 2013(2)   Source: Company filings as of June 30, 2018, unless otherwise noted.   1. Company data based on a September 2017 internal survey.   2. Ipreo shareholder data as of March 31, 2018. 11

-60.0%   -40.0%   -20.0%   0.0%   20.0%   40.0%   60.0%   80.0%   100.0%   Dec-13 May-14 Oct-14 Mar-15 Aug-15 Jan-16 Jun-16 Nov-16 Apr-17 Sep-17 Feb-18 Jul-18   Annaly S&P 500 mREITs Equity REITs Select Financials Utilities Consumer Staples MLPs   Annaly has outperformed other yield options since its diversification strategy began in 2014   Source: Bloomberg.   Note: Market data shown from December 31, 2013 to July 30, 2018.   Note: S&P 500 represents the S&P 500 Index. mREITs represent the BBREMTG Index. Equity REITs represent the RMZ Index. Utilities represent the Russell 3000 Utilities Index. Select Financials represents an average of companies in the S5FINL   Index with dividend yields greater than 50 basis points higher than the S&P 500 dividend yield as of July 30, 2018. Consumer Staples represent the S5CONS Index. MLPs represent the Alerian MLP Index.   12   Total Shareholder Current P/B   Return Multiple   Annaly 77.0% 1.01x   S&P 500 66.5% 3.35x   mREITs 65.0% 1.04x   Equity REITs 53.0% 2.23x   Select Financials 50.6% 1.56x   Utilities 45.3% 1.90x   Consumer Staples 40.1% 5.13x   MLPs (17.7%) 1.96x   77.0%   65.0%   (17.7%)   45.3%   40.1%   66.5%   53.0%   50.6%   Annaly Advantages | Outperformance vs. the Market & Other Yield Sectors

Annaly is positioned to capitalize on industry and macro evolution   13   Annaly’s Opportunity   Industry / Macro Factors   Fed Exit   GSE Risk Sharing   Banks Outsourcing Credit   Private Equity Needs   New Partners   Agency   Residential   Credit   Commercial Real Estate   Middle Market Lending   Annaly’s Business Annaly Positioning Provides    Permanent Capital Solution    Efficient Shared Capital Model    Low Beta as Volatility Increases    High Margin Platform    Stable and Diversified Cash Flows    Potential Consolidator of Smaller,   Less Efficient Platforms

Macro Outlook & Positioning

Current macroeconomic environment supports mortgage basis over interest rate risk   Annaly Outlook | Interest Rates and Macro Landscape    Given flattening of yield curve, interest rate   hedges are relatively inexpensive    Attractive to remain well-hedged in light of   macroeconomic environment and the potential for   bouts of volatility    Maintain large, liquid MBS position with   attractive carry, expect technical factors to   improve in coming months    Reallocated portion of TBA contracts to specified   pools over the past four quarters   Interest Rates Mortgage Basis   Annaly’s Views on Macroeconomic Environment    U.S. expansion remains robust and near-term recession risks remain low    Federal Reserve maintains gradual hiking cycle, with few signals of altered path    Federal Reserve balance sheet runoff continues while other central banks are expected to slow purchases in coming months    Favorable global environment has faded relative to 2017 as higher U.S. Dollar and Fed rate hikes have begun to pressure Emerging   Markets while European growth appears to have moderated    Political uncertainties have risen in recent months amid rise of populism and trade disputes    Considerable flattening may persist over the near   term as short-term rates have risen while longer   term rates have remained range bound    In spite of relative attractiveness of front end   rates, interest rate hedges remain spread across   the yield curve given technical considerations    MBS performance held up well in Q2 2018 despite   supply overhang from Fed portfolio runoff    Remain constructive as economic cycle maturing   is unlikely to adversely impact MBS   Annaly   Positioning   Annaly   Outlook   15

Defensive Portfolios are Well-Positioned for the Current Macro Environment   16    Defensive stocks should provide greater stability – in   terms of performance and dividends – throughout   various states of the market   Given the greater uncertainty in the broader global landscape, investors have been increasingly seeking stability   Source: Bloomberg and Company filings. Market data as of July 30, 2018.   1. Assumes the current cycle began in December 2015.   Global Trade Tariffs   Geopolitical Uncertainty   Domestic and Global Divergence   Approaching Later Stages of   Current Hiking Cycle(1)   Increased Attractiveness of Defensive StocksMacro Drivers    Traditional defensive stocks include:    Telecom    Utilities    Consumer staples    Healthcare    mREITs often outperform traditional defensive stocks   during market corrections

Annaly is positioned to capitalize on numerous opportunities in the credit markets   17   Annaly Outlook | Credit Environment   1. Source: Bloomberg and Fannie Mae.   2. Source: Real Capital Analytics and Prequin Ltd. CRE transactions represent U.S. CRE transactions. Private equity dry powder reflects investable capital of U.S. CRE-focused private equity funds.   3. Source: Thomson Reuters. Capital raised includes all U.S. buyouts and mezzanine by private equity sponsors per Thomson Reuters as of June 30, 2018. Assumes that capital is deployed evenly over a five year period and equity is 41% of the   capital structure based on the average of middle market and broadly syndicated loan equity contribution for 1H 2018 according to the Thomson Reuters Middle Market Q2 2018 Review.   Residential   Credit   Commercial   Real Estate   Middle   Market   Lending   U.S. Annual Capital Raised by Private Equity ($bn)(3)   CRE Transaction Volumes and Private Equity Dry Powder ($bn)(2)    Homebuyer sentiment continues to rise as   supply and unemployment remain near   historical lows    Continued strong housing fundamentals are   supportive of residential credit performance    While high valuations and structuring   challenges continue to require a selective   approach to new investments, the economic   backdrop remains attractive    Commercial real estate market is characterized   by significant liquidity on the lending side,   intense competition for deals and improved   financing    Private equity fundraising continues to create   significant demand for debt capital    Banks in the middle market are capital   constrained and distribution focused, creating   a unique opportunity in the leveraged loan   market   Homebuyer Sentiment, Unemployment and Supply(1)   $0   $100   $200   $300   $400   1   9   9   7   1   9   9   8   1   9   9   9   2   0   0   0   2   0   0   1   2   0   0   2   2   0   0   3   2   0   0   4   2   0   0   5   2   0   0   6   2   0   0   7   2   0   0   8   2   0   0   9   2   0   1   0   2   0   1   1   2   0   1   2   2   0   1   3   2   0   1   4   2   0   1   5   2   0   1   6   2   0   1   7   2   0   1   8   E   $1.2tn of equity raised creates   demand for $1.8tn of debt in the   following 10 years   $0   $100   $200   $300   $400   2009 2010 2011 2012 2013 2014 2015 2016 2017   Trans Vol. PE Dry Powder   50   60   70   80   90   100   2   6   10   2011 2012 2013 2014 2015 2016 2017 2018   Months Supply (lhs) Unemployement Rate (lhs)   Home Purchase Sentiment Index (rhs)

Baseline Average(3)   $0   $50   $100   $150   $200   $250   $300   $350   0%   50%   100%   150%   200%   250%   300%   DUS CRE   1st Mtge   1st   Lien   (MML)   Expanded   WL   CRT   M2   Legacy   Subprime   2nd   Lien   (MML)   CMBS CRE   Mezz   Q2 2018 Gross Activity (rhs) Q2 2018 / Last 6 Qtr Average (%) (lhs)   18   Recent Allocation to Other Asset Classes   Source: Company filings. Note: Financial data of June 30, 2018.   1. Other asset classes includes DUS, CRE 1st mortgage, 1st lien corporate loans, expanded whole loans, CRT, legacy subprime residential credit investments, 2nd lien corporate loans , CMBS and CRE mezzanine investments.   2. Includes credit and CRE equity investments. Does not include DUS investments.   3. Represents the level at which the Q2 2018 investment activity for a respective asset class surpasses its last 6 quarter average.   While Agency MBS returns remain attractive, Annaly continues to opportunistically rotate into other asset classes   given our growing pipelines and sound fundamentals(1)   Investment Trends by Product ($mm)(1)Gross Credit Investment Activity by Business ($mm)(2)    Although credit spreads remain tight, Annaly continues to evaluate select opportunities for attractive risk-adjusted returns through   our unique origination channels    Annaly grew originations in Q2 2018 without sacrificing quality by specifically focusing on strong partnerships in favorable markets   for Commercial Real Estate and Residential Whole Loans and lower borrower leverage in middle market lending    Activity across Commercial Real Estate has increased due to improving financing terms, higher all-in yields and expanded coverage   across large financial institutions    After originating and acquiring over $1.1bn of assets in Q2 2018 (excluding the pending acquisition of MTGE), Annaly’s credit   businesses represent 28% of dedicated capital, up from 20% at Q4 2016   $667   $263   $411 $478   $626   $422   $142   $26   $220 $115   $92   $401   $114   $161   $123   $319   $249   $279   $923   $450   $754   $912   $967   $1,102   Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018   Resi ACREG MML Total   1H 2018: $2.1bn 2017: $3.0bn

11%   0%   (2%)   (55%)   (35%)   (15%)   5%   25%   45%   Financial Crisis China Stock   Turbulence   Price of Oil Falls Brexit US Pulls out of   Iran Deal   Current   Trade War   Current Hiking   Cycle   Annaly Defensive Sectors Cyclical Sectors Annaly Average Defensive Average Cyclical Average   During periods of market turmoil, Annaly’s beta has been 15% lower than defensive sectors and 39% lower than   cyclical sectors while outperforming the S&P 500 by 12% on average   19   Low Beta and Outperformance During Market Turmoil   Source: Bloomberg.   Note: “Defensive Sectors” include the following S&P 500 subsectors: Healthcare, Utilities, Consumer Staples and Telecommunications. “Cyclical Sectors” include the following S&P 500 subsectors: Consumer Discretionary, Financials, Materials, Energy,   Information Technology, Real Estate, Industrials.   Note: Analysis reflects data for the following trading ranges: “Financial Crisis” (December 1, 2007 – March 31, 2009), “China Stock Turbulence” (June 1, 2015 – September 30, 2015), “Price of Oil Falls” (January 1, 2016 – March 31, 2016), “Brexit” (June 1,   2016 – June 30, 2016), “U.S. Pulls Out of Iran Deal” (May 8, 2018 – May 31, 2018), “Current Trade War” (March 9, 2018 – July 30, 2018), “Current Hiking Cycle” (December 16, 2015 – July 30, 2018).   1. Beta calculated on a daily basis using Annaly’s common stock closing price and index closing levels during the respective time periods.   0.64   0.75   1.05   –   0.20   0.40   0.60   0.80   1.00   1.20   Financial Crisis China Stock   Turbulence   Price of Oil Falls Brexit US Pulls out of   Iran Deal   Current   Trade War   Current Hiking   Cycle   Annaly Defensive Sectors Cyclical Sectors Annaly Average Defensives Average Cyclicals Average   Beta(1)   Total Shareholder Return

Continued Stability in Net Interest Margins   20   Despite the continued yield curve flattening, Annaly has produced an attractive and stable net interest margin   (“NIM”) ex-PAA(1)   Source: Bloomberg and Company filings. Market data as of July 30, 2018. Financial data as of June 30, 2018.   1. Net interest margin represents the sum of the Company's interest income plus TBA dollar roll income less interest expense and the net interests component of interest rate swaps divided by the sum of average interest earning assets plus   average TBA contract balances. Net interest margin (excluding PAA) excludes the PAA representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment   speeds related to the Annaly’s Agency MBS position. Represents a non-GAAP financial measure; see Appendix.   Yield curve continued to flatten in Q2 2018 as uncertainty weighed on   the long-end, while the front-end continued to rise   Annaly has continued to provide an attractive, stable NIM over the last   year and throughout different yield environments   Annaly NIM ex-PAA (%)(1)Treasury Yield Curve (%)   0.10   0.35   0.60   0.85   1.10   1.35   Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18   2s10s 5s30s   Q2 2018 1.56%   1.52%   1.51%   1.47%   1.53%   Q2 2018Q1 2018Q4 2017Q3 2017Q2 2017

Stable net interest margins have enabled Annaly to deliver more attractive yield on a relative basis than it has   historically, particularly relative to high yield assets   Source: Bloomberg and Company filings.   Note: Market data as of July 30, 2018. High Yield Index represents the Bloomberg Barclays U.S. Corporate High Yield Total Return Index. Yield differential reflects the difference between the average annual yield for Annaly and the High Yield Index   for each respective period. Yield differential may not tie due to rounding.   Annaly’s Outsized Yield   2.3%   2.5%   4.9%   -3.0%   -2.6% 8.8%   7.9%   6.8% 6.7% 6.5%   13.6%   9.8%   5.3% 5.3%   9.7%   6.5% 6.3%   4.9% 4.9% 4.9%   15.9%   12.3%   10.3%   8.3%   12.4%   15.3%   14.2%   11.8% 11.6% 11.4%   0.0%   2.0%   4.0%   6.0%   8.0%   10.0%   12.0%   14.0%   16.0%   18.0%   20.0%   2000 2002 2004 2006 2008 2010 2012 2014 2016 2018   Yield Differential High Yield NLY Yield/   NLY less   HY (bps)   228 254 (303) (265) 683 667 648   Yield Differential: Annaly Dividend Yield - High Yield Index   21   791884492

Business Update

Agency | Portfolio Summary   23    Agency Portfolio: $95.4bn in assets at the end of Q2 2018, a decrease of ~3% from Q1 2018(1)    Modest portfolio decline was driven by small reduction of TBA position and net sales of pools with less attractive carry    Agency MBS performed well in light of the continued rate selloff, as investors supported the sector   – While Agency MBS continues to face negative technicals from Fed runoff and limited bank demand, it looks   fundamentally attractive amid low volatility, low refinancing activity and sound discount speeds    ~78% of the portfolio was positioned in securities with prepayment protection at the end of Q2 2018   Total Dedicated Capital: $9.3 billion(1)   Asset Type(1) Pass Through Coupon Type Portfolio Quality(2)   15 & 20Yr:   12%   30Yr+:   88%   Note: Data as of June 30, 2018. Percentages based on fair market value and may not sum to 100% due to rounding.   1. Includes TBA purchase contracts and MSRs.   2. “High Quality Spec” protection is defined as pools backed by original loan balances of up to $125k, highest LTV pools (CR>125%LTV), geographic concentrations (NY/PR). “Med Quality Spec” includes $200k loan balance, $175k loan balance,   $150k loan balance, high LTV pools (CQ 105-125% LTV) . “40+ WALA” is defined as weighted average loan age greater than 40 months and treated as seasoned collateral.   3.5%   32%   4.0%   39%   >=4.5%   10%   <=3.0%   6%   <=3.0%   7%   3.5%   3%   >=4.0%   2%   High Quality   Spec   33%   Med Quality Spec   26%   40+   WALA   19%   Generic   22%   30 Yr   81%   ARM   6%   15 Yr   7%   20 Yr   4%   IIO/IO/MSR 2%   DUS   1%

Residential Credit | Portfolio Summary   24    Residential Credit Portfolio: $2.9bn in assets at the end of Q2 2018, an increase of ~1% from Q1 2018   – Portfolio growth has been concentrated in whole loans   – FHLB financing, as well as successful securitization execution, supported continued growth    While Residential Credit performed well during the first half of the year, there was marginal softening at the top of the   capital stack near quarter end, likely attributable to investor asset reallocation coupled with large supply    Capitalizing on elevated spread volatility through opportunistic investments in the Credit Risk Transfer sector   Total Dedicated Capital: $1.3 billion   Sector Type(1)(2) Coupon Type(1) Effective Duration(1)   Note: Data as of June 30, 2018. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Prime Jumbo and Prime classifications include the economic interest of certain positions that are classified as   Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.   1. Pie charts are shown exclusive of securitized residential mortgage loans of a consolidated VIE.   2. Prime classification includes $13mm of Prime IO.   Agency   CRT   19%   Private   Label CRT   1%   Prime   12%   Alt A   6%   Subprime   15%   NPL   0%   Prime   Jumbo   7%   Prime   Jumbo IO   1%   WL   39%   Fixed   33%   Floating   34%   ARM   28%   IO   <5%   <2 yrs   55%   2-3 yrs   17%   3-4 yrs   12%   4-5 yrs   5% >5 yrs   11%

Commercial Real Estate | Portfolio Summary   25    Commercial Real Estate Portfolio: $2.3bn in assets at the end of Q2 2018, an increase of ~12% from Q1 2018    Assets continue to perform as the supply / demand fundamentals in the U.S. commercial real estate market remain   favorable    New investment activity outpaced paydowns during Q2 2018   – $418mm of new investments(1) with levered yields of ~11%   – $145mm of payoffs / paydowns    Continue to drive portfolio growth through an attractive pipeline despite increasingly competitive credit markets   Total Dedicated Capital: $1.1 billion   Asset Type(2) Sector Type Geographic Concentration(3)   Note: Data as of June 30, 2018. Portfolio statistics and percentages are based on economic interest, exclude consolidated VIEs associated with B-Piece CMBS, and include conduit CMBS.   1. Includes a 1st mortgage loan with a future funding commitment of $27mm.   2. B-Notes held for investment reflected as mezzanine investments.   3. Other includes 46 states, none of which represents more than 5% of total portfolio value. The Company looked through to the collateral characteristics of securitizations and equity method investments.   NY   21%   CA   14%   TX   12%DC   9%   Other   44%   Office   32%   Retail   26%   Multifamily   23%   Hotel   9%   Other   10%First   Mortgage   29%   Mezzanine   29%   Equity   22%   Credit   CMBS   14%   Held-for-   Sale   3%   AAA   CMBS   2%   Preferred   Equity   1%

Middle Market Lending | Portfolio Summary   26    Middle Market Lending Portfolio: $1.3bn in assets at the end of Q2 2018, an increase of ~9% from Q1 2018    Diversified first and second lien portfolio with increased focus on lead arranger opportunities and more concentrated   positions    New investment activity outpaced paydowns during Q2 2018   – $279mm of new investments with unlevered yield of ~8%(1)   – $134mm of paydowns received    Portfolio of more than 40 borrowers is well diversified across sponsor, industry and borrower   Total Dedicated Capital: $1.1 billion   Lien Position Industry(2) Loan Size(3)   Note: Data as of June 30, 2018. Percentages based on amortized cost and may not sum to 100% due to rounding.   1. Inclusive of add-ons and repricings; yield calculated net of syndications.   2. Based on Standard Industrial Classification industry categories.   3. Breakdown based on aggregate dollar amount of individual investments made within the respective loan size buckets. Multiple investment positions with a single obligor shown as one individual investment.   1st Lien   60%   2nd Lien   40%   23%   21%   20%   5%   5%   4%   4%   19%   Business Services Technology   Healthcare Telecommunications   Coating/Engraving, Allied Public Warehousing & Storage   Specialty Equipment Other   $0mm -   $20mm   24%   $20mm -   $40mm   26%   $40mm -   $60mm   28%   $60mm+   22%

Performance Highlights and Trends   27   Unaudited, dollars in thousands except per share amounts   * Represents a non-GAAP financial measure; see Appendix.   1. Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017 includes, cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred stock as of September 30, 2017.   2. Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination or maturity of interest rate swaps, unrealized gains or losses on interest rate swaps and instruments measured at fair value through earnings, net gains and losses on other   derivatives, impairment losses, net income (loss) attributable to noncontrolling interest, transaction expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on other derivatives) and realized amortization of MSRs (a   component of net unrealized gains (losses) on instrucments measured at fair value through earnings). Core earnings (excluding PAA) excludes the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter   changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.   3. Includes non-Agency securities, credit risk transfer securities and residential mortgage loans; includes consolidated VIEs.   4. Includes consolidated VIEs.   5. Debt consists of repurchase agreements, other secured financing, securitized debt, and mortgages payable. Securitized debt and mortgages payable are non-recourse to the Company.   6. Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Securitized debt and mortgages payable are non-recourse to the   Company and are excluded from this measure.   7. Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans, commercial real estate debt investments and preferred equity investments, loans held for sale, investments in commercial real estate and corporate debt, net of financing.   For the quarters ended   June 30, March 31, December 31, September 30, June 30,   2018 2018 2017 2017 2017   GAAP net income (loss) per average common share   (1)   $0.49 $1.12 $0.62 $0.31 ($0.01)   Core earnings (excluding PAA) per average common share*   (1)(2)   $0.30 $0.30 $0.31 $0.30 $0.30   Core earnings per average common share*   (1)(2)   $0.30 $0.41 $0.30 $0.26 $0.23   PAA cost (benefit) per average common share $0.00 ($0.11) $0.01 $0.04 $0.07   Dividends declared per common share $0.30 $0.30 $0.30 $0.30 $0.30   Book value per common share $10.35 $10.53 $11.34 $11.42 $11.19   Annualized GAAP return (loss) on average equity 17.20% 36.86% 20.58% 10.98% 0.46%   Annualized core return on average equity (excluding PAA)* 11.05% 10.70% 10.67% 10.57% 10.54%   Net interest margin 1.53% 1.94% 1.47% 1.33% 1.23%   Net interest margin (excluding PAA)* 1.56% 1.52% 1.51% 1.47% 1.53%   Agency mortgage-backed securities $86,593,058 $88,579,097 $90,551,763 $85,889,131 $73,963,998   Mortgage servicing rights 599,014 596,378 580,860 570,218 605,653   Residential credit portfolio   (3)   3,236,738 3,230,970 3,187,380 2,706,092 2,619,564   Commercial real estate investments   (4)   4,628,946 4,521,681 4,604,388 5,321,786 5,375,251   Corporate debt 1,256,276 1,152,745 1,011,275 856,110 773,957   Total residential and commercial investments $96,314,032 $98,080,871 $99,935,666 $95,343,337 $83,338,423   Leverage, at period-end   (5)   6.0x 6.1x 5.7x 5.4x 5.6x   Economic leverage, at period-end   (6)   6.4x 6.5x 6.6x 6.9x 6.4x   Credit portfolio as a percentage of stockholders' equity   (7)   28% 26% 24% 23% 20%

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliations   29   For the quarters ended   June 30, March 31, December 31, September 30, June 30,   2018 2018 2017 2017 2017   GAAP to Core Reconciliation   GAAP net income (loss) $595,887 $1,327,704 $746,771 $367,315 $14,522   Less:   Realized (gains) losses on termination of interest rate swaps - (834) 160,075 - 58   Unrealized (gains) losses on interest rate swaps (343,475) (977,285) (484,447) (56,854) 177,567   Net (gains) losses on disposal of investments 66,117 (13,468) (7,895) 11,552 5,516   Net (gains) losses on other derivatives (34,189) 47,145 (121,334) (154,208) 14,423   Net unrealized (gains) losses on instruments measured at fair value through earnings 48,376 51,593 12,115 67,492 (16,240)   Transaction expenses   (1)   - 1,519 - - -   Net (income) loss attributable to non-controlling interest 32 96 151 232 102   Plus:   TBA dollar roll income   (2)   62,491 88,353 89,479 94,326 81,051   MSR amortization   (3)   (19,942) (21,156) (19,331) (16,208) (17,098)   Core earnings* $375,297 $503,667 $375,584 $313,647 $259,901   Less:   Premium amortization adjustment (PAA) cost (benefit) 7,516 (118,395) 11,367 39,899 72,700   Core Earnings (excluding PAA)* 382,813 385,272 386,951 353,546 332,601   AAP net income (loss) per average common share   (4)   $0.49 $1.12 $0.62 $0.31 ($0.01)   Core earnings per average common share   (4)   * $0.30 $0.41 $0.30 $0.26 $0.23   Core earnings (excluding PAA) per average common share   (4)   * $0.30 $0.30 $0.31 $0.30 $0.30   Annualized GAAP return (loss) on average equity 17.20% 36.86% 20.58% 10.98% 0.46%   Annualized core return on average equity (excluding PAA)* 11.05% 10.70% 10.67% 10.57% 10.54%   To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures   should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor   understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers.   Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below.   Unaudited, dollars in thousands except per share amounts   * Represents a non-GAAP financial measure.   1. Represents costs incurred in connection with a securitization of residential whole loans.   2. Represents a component of Net gains (losses) on other derivatives.   3. Represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.   4. Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017 includes, cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred stock as of   September 30, 2017.

Non-GAAP Reconciliations (cont’d)   30   Unaudited, dollars in thousands except per share amounts   For the quarters ended   June 30, March 31, December 31, September 30, June 30,   2018 2018 2017 2017 2017   Premium Amortization Reconciliation   Premium amortization expense $202,426 $95,832 $203,951 $220,636 $251,084   Less:   PAA cost (benefit) $7,516 ($118,395) $11,367 $39,899 $72,700   Premium amortization expense (excluding PAA) $194,910 $214,227 $192,584 $180,737 $178,384   Interest Income (excluding PAA) Reconciliation   GAAP interest income $776,806 $879,487 $745,423 $622,550 $537,426   PAA cost (benefit) $7,516 ($118,395) $11,367 $39,899 $72,700   Interest income (excluding PAA)* $784,322 $761,092 $756,790 $662,449 $610,126   Economic Interest Expense Reconciliation   GAAP interest expense $442,692 $367,421 $318,711 $268,937 $222,281   Add:   Net interest component of interest rate swaps   (1)   (31,475) 48,160 73,957 78,564 84,252   Economic interest expense*   (1)   $411,217 $415,581 $392,668 $347,501 $306,533   Economic Net Interest Income (excluding PAA) Reconciliation   Interest income (excluding PAA) $784,322 $761,092 $756,790 $662,449 $610,126   Less:   Economic interest expense*   (1)   411,217 415,581 392,668 347,501 306,533   Economic net interest income (excluding PAA)*   (1)   $373,105 $345,511 $364,122 $314,948 $303,593   Economic Metrics (excluding PAA)   Average interest earning assets $102,193,435 $101,979,042 $100,247,589 $89,253,094 $83,427,268   Interest income (excluding PAA)* $784,322 $761,092 $756,790 $662,449 $610,126   Average yield on interest earning assets (excluding PAA)* 3.07% 2.99% 3.02% 2.97% 2.93%   Average interest bearing liabilities $87,103,807 $87,376,452 $85,992,215 $76,382,315 $70,486,779   Economic interest expense*   (1)   $411,217 $415,581 $392,668 $347,501 $306,533   Average cost of interest bearing liabilities   (1)   1.89% 1.90% 1.83% 1.82% 1.74%   Economic net interest income (excluding PAA)*   (1)   $373,105 $345,511 $364,122 $314,948 $303,593   Net interest spread (excluding PAA)* 1.18% 1.09% 1.19% 1.15% 1.19%   Interest income (excluding PAA)* $784,322 $761,092 $756,790 $662,449 $610,126   TBA dollar roll income 62,491 88,353 89,479 94,326 81,051   Interest expense (442,692) (367,421) (318,711) (268,937) (222,281)   Net interest component of interest rate swaps 31,475 (48,160) (82,271) (88,211) (96,470)   Subtotal $435,596 $433,864 $445,287 $399,627 $372,426   Average interest earning assets $102,193,435 $101,979,042 $100,247,589 $89,253,094 $83,427,268   Average TBA contract balances 9,407,819 12,050,341 17,509,691 19,291,834 14,206,869   Subtotal $111,601,254 $114,029,383 $117,757,280 $108,544,928 $97,634,137   Net interest margin (excluding PAA)* 1.56% 1.52% 1.51% 1.47% 1.53%   * Represents a non-GAAP financial measure.   1. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company’s hedging   portfolio, this metric reflects the net interest component of all interest rate swaps.